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                                                                   Exhibit 10.98

                                  AMENDMENT TO
                          ALLIED WASTE INDUSTRIES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                  AND 2005 EXECUTIVE DEFERRED COMPENSATION PLAN

      THIS AMENDMENT is made and entered into on December 29, 2005, by Allied Waste Industries, Inc. ("Company").

                                R E C I T A L S:

      1. Company maintains the Allied Waste Industries, Inc. Executive Deferred Compensation Plan ("Grandfathered Plan"), which is a non-qualified deferred compensation plan;

      2. Section 409A of the Internal Revenue Code imposes new requirements on non-qualified deferred compensation plans effective January 1, 2005, but generally exempts from these new requirements amounts that were deferred/contributed and vested prior to January 1, 2005;

      3. Company has established a new non-qualified deferred compensation plan, entitled the Allied Waste Industries, Inc. 2005 Executive Deferred Compensation Plan ("2005 Plan"), effective December 1, 2004, which is intended to comply with Code Section 409A, to accept deferrals/contributions for 2005 and later calendar years;

      4. Company has reserved the right to amend the Grandfathered Plan and the 2005 Plan in whole or in part; and

      5. Company intends to amend the Grandfathered Plan to memorialize the freezing of the Plan effective January 1, 2005, and intends to amend the Grandfathered Plan and the 2005 Plan to provide for certain other changes which are permitted under the transitional rules issued by the Internal Revenue Service in Notice 2005-1.

      THEREFORE, the Company hereby adopts this Amendment as follows:

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      1. Effective January 1, 2005, the Grandfathered Plan shall be frozen. No new participants shall be admitted to the Grandfathered Plan on or after January 1, 2005. No new deferrals or contributions shall be made to the Grandfathered Plan on or after January 1, 2005. Under the terms of the Grandfathered Plan (as in effect on October 3, 2004), participants were fully vested in all amounts deferred and contributed to the Grandfathered Plan (other than Restricted Stock Units).

      2. The Grandfathered Plan and the 2005 Plan are hereby amended to permit each participant who elected to defer Restricted Stock Units ("RSU") to (a) revoke one or more RSU deferral elections (in which case the amount(s) deferred by the revoked deferral election(s) will be paid to the participant no later than the later of December 31, 2005 or the date the RSUs would otherwise vest and be payable absent the deferral election), (b) affirm one or more RSU deferral elections (in which case all affirmed deferral election(s) will be treated as made under the 2005 Plan and the amounts deferred under those deferral election(s) will be paid pursuant to the payment date(s) then in effect and the terms of the 2005 Plan), or (c) affirm one or more RSU deferral election(s) and modify the payment date(s) for those election(s) (in which case all affirmed and modified deferral election(s) will be treated as made under the 2005 Plan and the amounts deferred under those deferral elections will be paid pursuant to the modified payment date(s) and the terms of the 2005 Plan). The Grandfathered Plan and the 2005 Plan are further amended to permit certain participants listed on Exhibit A to this Amendment to elect to revoke all deferral elections under the Grandfathered Plan and the 2005 Plan, in which case the amounts deferred by the terminated deferral elections will be paid to those participants not later than the later of December 31, 2005 or the date on which the amounts would otherwise be payable absent the deferral elections. Should these participants not elect to revoke all deferral elections, all amounts deferred shall be treated as having

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been deferred under the 2005 Plan and will be paid pursuant to the payment dates then in effect and the terms of the 2005 Plan.

      3. The Effective Date of this Amendment shall be January 1, 2005.

      4. Except as amended, all of the terms and conditions of the Grandfathered Plan and the 2005 Plan shall remain in full force and effect.

                                        ALLIED WASTE INDUSTRIES, INC.

                                        By
                                           ___________________________________

                                        Title
                                              ________________________________

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